             NUMBER                 [LOGO]                 SHARES

          COMMON STOCK                                  COMMON STOCK

   INCORPORATED UNDER THE LAWS    VYSIS, INC.         CUSIP 928961 10 1
    OF THE STATE OF DELAWARE                 SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that










is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF


     ---------------------------- VYSIS, INC. ---------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed or accompanied by a proper assignment.
    This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof consents.
    The Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers

Dated:


       /s/ Will E. Murray         [SEAL]           /s/ John L. Bishop
  GENERAL COUNSEL AND SECRETARY          PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  FIRST CHICAGO TRUST COMPANY
        OF NEW YORK
         TRANSFER AGENT AND REGISTRAR,
                 AUTHORIZED SIGNATURE



       [STAMP]

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ...........Custodian............
    TEN ENT -- as tenants by the entireties                                  (Cust)              (Minor)
    JT TEN  -- as joint tenants with right of                               Under Uniform Gifts to Minors
               survivorship and not as tenants                              Act.............................
               in common                                                                (State)
                                                       UNIF TRF MIN ACT --  .......Custodian (until age....)
                                                                             (Cust)
                                                                            .........Under Uniform Transfers
                                                                            (Minor)
                                                                            to Minors Act...................
                                                                                              (State)


     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  _______________________________
 |_______________________________|



_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________ Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


                                X _____________________________________________
                                X _____________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



             [STAMP]